UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2018

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 3, 2018, the Company entered into an indemnification agreement with its newly elected Board member, Srikanth Padmanabhan, as discussed below. Substantially similar agreements are already in place with the Company’s other directors and executive officers. The form of the indemnification agreement was approved by the Company’s shareholders on May 7, 1986.

Pursuant to the agreements, the Company has agreed to indemnify and hold harmless the director and executive officer against all expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement to the fullest extent permitted or authorized by applicable law. For this purpose, “applicable law” generally means Section 351.355 of the General and Business Corporation Law of the State of Missouri, including any amendments since May 7, 1986, but only to the extent such amendment permits the Company to provide broader indemnification rights. In addition, the Company has agreed to further indemnify and hold harmless the director and executive officer who was or is a party or is threatened to be made a party to any proceeding, including any proceeding by or in the right of the Company, by reason of the fact that the person is or was a director, officer, employee or agent of the Company, or is or was serving at the request or on the behalf of the Company as a director, officer, employee or agent of another enterprise, or by reason of anything done or not done by him or her in any such capacities.

However, under these agreements, the Company will not provide indemnification: (i) for amounts indemnified by the Company outside of the agreement or paid pursuant to insurance; (ii) in respect of remuneration paid to the person if determined finally that such remuneration was in violation of law; (iii) on account of any suit for any accounting of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934 or similar provisions of any federal, state or local law; (iv) on account of the person’s conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct; or (v) if a final adjudication shall determine that such indemnification is not lawful.

The indemnification agreements require the Company, with certain exceptions, to purchase and maintain director and officer insurance. Also, at the request of the director or executive officer, the Company is obligated to advance expenses (including attorneys’ fees) in defending any proceeding. However, if it is determined that the person is not entitled to be indemnified, the person must repay the Company all amounts advanced, or the appropriate portion thereof.

The above disclosure is only a brief description of the indemnification agreement and is qualified in its entirety by the Form of Indemnification Agreement which is attached as Exhibit 10.11 to the Company’s Form 10-K filed on March 28, 2002, and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director by Board

On August 3, 2018, pursuant to Section 2.1 of the Bylaws, the Board increased the number of directors from nine to ten, and filled this vacancy by electing Srikanth Padmanabhan to serve as a director with his term beginning on the same date. He shall serve until the 2019 Annual Meeting of Shareholders. Mr. Padmanabhan meets the Director Independence Standards adopted by the Board. He was appointed to serve on the Audit Committee.

Mr. Padmanabhan, age 54, has served Cummins Inc., a global manufacturer of engine and power solutions, as a Vice President since 2008 and President of its Engine Business segment since 2016. Previously, he served Cummins as Vice President – Engine Business from 2014 to 2016, Vice President and General Manager of Cummins Emission Solutions from 2008 to 2014, and in various other capacities since 1991. Mr. Padmanabhan holds a degree in mechanical engineering from the National Institute of Technology in Trichy, India, a doctorate in mechanical engineering from Iowa State University, and has completed the Advanced Management Program at Harvard Business School.

Mr. Padmanabhan will receive our standard director compensation package which can be found in the Summary Sheet of Director Compensation filed August 3, 2018 as Exhibit 10.1 to the Company’s Form 10-Q, which is incorporated herein by reference. Reference is also made to the subsection “Director Compensation” in the Company’s Proxy Statement, filed March 28, 2018. On August 3, 2018, Mr. Padmanabhan was granted 2,321 shares of restricted stock (a pro-rated grant for the remaining term valued at $101,250). The standard compensation package includes an annual grant of restricted stock or restricted stock units (“RSUs”) in May of each year on the date of the annual meeting of shareholders equal to $135,000. In either case, the awards vest on the day preceding the next annual meeting of shareholders. Vesting accelerates in the event of death, disability, or a change in control of the Company. The number of shares awarded is calculated by dividing the dollar value by the closing price of the Company’s common stock on the grant date. RSUs are settled in shares of common stock and earn dividend equivalents at a 20% discount to the market price of Company common stock on the dividend payment date. Directors may elect to defer settlement of an RSU award for 2 to 10 years after the grant date. Reference is made to the Form of Director Restricted Stock Agreement, filed August 7, 2008, as Exhibit 10.1 to the Company’s Form 10-Q and the Form of Director Restricted Stock Unit Award Agreement, filed February 24, 2012, as Exhibit 10.9.7 to the Company’s Form 10-K, each of which is incorporated by reference as Exhibits 10.3 and 10.4, respectively.

Mr. Padmanabhan also will receive annual cash compensation of $90,000 (which includes an $80,000 Board annual retainer and $10,000 Audit Committee member annual retainer). He will be eligible to defer cash compensation by participating in the Company’s Deferred Compensation Program starting in 2019. Our Deferred Compensation Program was filed November 9, 2017, as Exhibit 10.6 to the Company’s Form 8-K.

The disclosure in Item 1.01 above is incorporated by reference into this item.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release, dated August 3, 2018, regarding the election of Mr. Padmanabhan to its Board, which is attached hereto and incorporated herein as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement approved by the shareholders of the Company and entered into between the Company and directors and executive officers, filed March 28, 2002, as Exhibit 10.11 to the Company’s Form 10-K for the year ended December 31, 2001, is incorporated by reference. (SEC File No. 001-07845)

10.2	Summary Sheet of Director Compensation, filed August 3, 2018, as Exhibit 10.1 to the Company’s Form 10-Q, is incorporated by reference. (SEC File No. 001-07845)

10.3	Form of Director Restricted Stock Agreement pursuant to the Company’s Flexible Stock Plan, filed August 7, 2008, as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended June 30, 2008, is incorporated by reference. (SEC File No. 001-07845)

10.4	Form of Director Restricted Stock Unit Award Agreement pursuant to the Company’s Flexible Stock Plan, filed February 24, 2012, as Exhibit 10.9.7 to the Company’s Form 10-K for the year ended December 31, 2011, is incorporated by reference. (SEC File No. 001-07845)

10.5	The Company’s Deferred Compensation Program, effective November 6, 2017, filed November 9, 2017, as Exhibit 10.6 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

99.1*	Press Release, dated August 3, 2018.

*	Denotes furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: August 3, 2018	By:	/S/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President –
General Counsel & Secretary

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